Nationwide Life Insurance Company • Nationwide Variable Account – II • Nationwide Variable Account – 7

Prospectus supplement dated March 7, 2012 to
Prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund as an investment option under your contract.  Effective March 12, 2012, the investment option will change names as indicated below:

OLD NAME	NEW NAME
MTB Group of Funds Trust: MTB Managed Allocation Fund – Moderate Growth II	Wilmington Funds Trust: Wilmington Managed Allocation Fund – Moderate Growth II